SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)
                     Information Required in Proxy Statement
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement             [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[ ]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                              CAPITOL BANCORP LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                              CAPITOL BANCORP LTD.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
                    ------------------------------------------------------

[CAPITOL BANCORP LOGO]


                                 March 24, 2000


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Capitol Bancorp Ltd. to be held at the Lansing Center, 333 East Michigan Avenue, Lansing, Michigan, on Thursday, May 4, 2000, at 4:00 p.m. Eastern Time.

     The attached Notice of the Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. The meeting is for the purpose of considering and acting upon the election of directors and a proposal to approve a stock option plan for directors and executive officers.

     During the meeting, we will also report on the operations of Capitol. Directors and officers of Capitol will be present to respond to questions that you may have.

     Please sign, date and return the enclosed proxy card. If you attend the Meeting, you may withdraw your proxy and vote in person, even if you have previously mailed a proxy card.

                                        Sincerely,


                                        JOSEPH D. REID
                                        Chairman of the Board, President
                                        and Chief Executive Officer

                              CAPITOL BANCORP LTD.
                           One Business & Trade Center
                           200 Washington Square North
                             Lansing, Michigan 48933

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       To be Held on Thursday, May 4, 2000


     The 2000 Annual Meeting of the Stockholders of Capitol Bancorp Ltd. will be held at the Lansing Center, 333 East Michigan Avenue, Lansing, Michigan on Thursday, May 4, 2000 at 4:00 p.m. Eastern Time.

     A proxy card and a proxy statement for the meeting are enclosed.

     The meeting is for the purpose of considering and acting upon:

          1. The election of 16 directors to hold office for one year and until their successors are elected and qualified;

          2. A proposal to approve the Capitol Bancorp 2000 Stock Incentive Plan; and,

          3. Such other matters as may properly come before the meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the meeting.

     Action may be taken on any one of the foregoing proposals at the meeting on the date specified, or on any dates to which, by original or later adjournment, the meeting may be adjourned. Stockholders of record at the close of business on March 10, 2000, are the stockholders entitled to vote at the meeting and any adjournments thereof.

     You are asked to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting, withdraw your proxy and vote in person.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        DAVID O'LEARY
                                        Secretary

Lansing, Michigan
March 24, 2000

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                              CAPITOL BANCORP LTD.
                           One Business & Trade Center
                           200 Washington Square North
                             Lansing, Michigan 48933


                         ANNUAL MEETING OF STOCKHOLDERS
                                   May 4, 2000

                                 PROXY STATEMENT

INTRODUCTION

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Capitol Bancorp Ltd. to be used at Capitol's 2000 Annual Meeting of Stockholders to be held at the Lansing Center, 333 East Michigan Avenue, Lansing, Michigan, on Thursday, May 4, 2000 at 4:00 p.m. Eastern Time. The accompanying notice of meeting and this proxy statement are being mailed to stockholders on or about March 24, 2000.

REVOCATION OF PROXIES

     Stockholders who execute proxies retain the right to revoke them at any time. Unless revoked, the shares represented by such proxies will be voted at the meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary or by the filing of a later proxy prior to a vote being taken on a particular proposal at the meeting. A proxy will not be voted if a particular stockholder attends the meeting and revokes his/her proxy by notifying the Secretary at the meeting. Any stockholder who attends the meeting and revokes his/her proxy may vote in person. Proxies solicited by Capitol's Board of Directors will be voted according to the directions given therein. Where no instructions are indicated, proxies will be voted FOR the nominees for directors and FOR the proposed plan.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Stockholders of record as of the close of business on March 10, 2000 (the record date), are entitled to one vote for each share then held. As of February 24, 2000, Capitol had 6,894,376 shares of common stock issued and outstanding.

     The  following  table  sets  forth,  as  of  February  24,  2000,   certain
information as to each person (including any group as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who was known to be the beneficial owner of more than 5% of Capitol's common stock as of that date, and as to the shares of common stock beneficially owned by named executives that are not also directors and by executive officers and directors of Capitol as a group.


Name and Address of                           Shares of              Percent of
 Beneficial Owner                            Common Stock           Common Stock
----------------                             ------------           ------------
Joseph D. Reid                               1,094,585(a)             15.27 %
  Capitol Bancorp Ltd.
  One Business & Trade Center
  200 Washington Square North
  Lansing, Michigan 48933

Lee W. Hendrickson                               6,528(b)               .09 %
  Executive Vice President and Chief
  Financial Officer of Capitol

David K. Powers                                 25,628(c)               .37 %
  Executive Vice President of Capitol

All Directors and Executive                  2,215,864(d)             30.21 %
  Officers as a group   (29 persons)
----------
(a)  Includes 273,473 options.
(b) Includes 2,400 options. Also includes 751 allocated shares held in Capitol's Employee Stock Ownership Plan.
(c) Includes 2,400 options. Also includes 6,676 allocated shares held in Capitol's Employee Stock Ownership Plan.
(d)  Includes 440,835 options.

ELECTION OF DIRECTORS

     Capitol's bylaws establish that the number of directors shall be not less than five nor more than twenty-five.

     The persons named in the enclosed proxy intend to vote for the election of the nominees named in this proxy statement unless it contains instructions to the contrary. All nominees are willing to be elected and to serve in such capacity for one year and until their successors are elected and qualified. If any of the nominees becomes unavailable for election, which is not anticipated, the persons named in the proxy will vote for such other nominee, if any, as may be proposed by the Board of Directors. A majority of the common stock voting at the meeting is required for the election of nominees to the Board of Directors.

     Each of the nominees for election to the Board of Directors is currently a member of Capitol's Board of Directors and has been a member of Capitol's Board of Directors since the year shown in the table below (or, as to dates prior to 1988, Capitol National Bank), except as indicated.

     The table below sets forth information as of February 24, 2000 regarding the nominees based on the data furnished by them. They have held the principal occupations shown for at least the past five years unless otherwise indicated. The shares in this table do not include the ESOP shares voted by Messrs. Reid, O'Leary and Carr as committee members representing the ESOP for which such members disclaim beneficial ownership thereof except insofar as Mr. Carr is a beneficiary of the ESOP trust. See "Executive Compensation".

    The Board of Directors recommends a vote FOR all the recommended nominees for election as a director.

 NOMINEES FOR ELECTION TO SERVE UNTIL THE ANNUAL MEETING OF SHAREHOLDERS IN 2001

                                           Year First   Shares of     Percent
                                            Became A   Common Stock     of
Name and Principal Positions           Age  Director    Owned (a)   Outstanding
----------------------------           ---  --------    ---------   -----------
Joseph D. Reid                         57    1982      1,094,585(b)    15.27%
  Chairman of the Board, President
  and Chief Executive Officer of
  Capitol; Chairman of the Board
  and Chief Executive Officer of
  Sun Community Bancorp Limited

Robert C. Carr                         60    1982         61,660(c)      .89%
  Treasurer and Executive Vice
  President of Capitol


David O'Leary                          69    1982         50,576         .73%
  Secretary of Capitol;
  Chairman, O'Leary Paint Company

Louis G. Allen                         70    1989            608         .01%
 Retired Bank Executive

Paul R. Ballard                        50    1990         87,092(d)     1.27%
  Executive Vice President of
  Capitol; President and CEO
  of Portage Commerce Bank

David L. Becker                        64    1990         53,498         .78%
  President, Becker Insurance
  Agency, P.C

Douglas E. Crist                       59    1982         52,958         .77%
  President, Developers of
  SW Florida, Inc.

James C. Epolito                       45    1999            717         .01%
  President and CEO, The
  Accident Fund Company

                                           Year First   Shares of     Percent
                                            Became A   Common Stock     of
Name and Principal Positions           Age  Director    Owned (a)   Outstanding
----------------------------           ---  --------    ---------   -----------
Gary A. Falkenberg                     61    1982         41,741        .61%
  Doctor of Osteopathic Medicine

Joel I. Ferguson                       61    1982         42,405        .62%
  Chairman, Ferguson Development,
  LLC

Kathleen A. Gaskin                     58    1982         31,006        .45%
  Associate Broker/State Appraiser,
  Tomie Raines, Inc. Realtors

H. Nicholas Genova                     60    1992         18,248        .26%
  Chairman and CEO, Washtenaw
  News Company, Inc.; President,
  H. N. Genova Development Company

 L. Douglas Johns                      56    1982         96,160       1.39%
  President, Mid-Michigan Investment
  Company

Michael L. Kasten                      54    1990         79,684       1.16%
  Managing Partner, Kasten
  Investments,L.L.C.; Director
  and Vice Chairman, Sun
  Community Bancorp Limited

Leonard Maas                           78    1995        100,507       1.46%
  President, Gillisse Construction
  Company (underground utility
  construction); Partner, CP Limited
  Partnership

Lyle W. Miller                         56    1982         46,248        .67%
  President, SERVCO, Inc. (provider
  of credit card and computer
  enhancement services)

----------
(a) Includes all shares as to which the nominee has voting power and/or investment power, including shares held by entities owned and controlled, and shares held by children residing in the same household or jointly with spouse. This total does not reflect stock purchased through voluntary participation in Capitol's Directors' deferred compensation plan.
(b)  Includes 273,473 options.
(c) Includes 39,600 options. Also includes 12,863 allocated shares held in Capitol's Employee Stock Ownership Plan.
(d) Includes 21,600 options. Also includes 9,940 allocated shares held in Capitol's Employee Stock Ownership Plan.

PROPOSAL TO APPROVE CAPITOL BANCORP 2000 STOCK OPTION PLAN

     The Board of Directors of Capitol has approved, and recommends that the shareholders approve, the adoption of the Capitol Bancorp Ltd. 2000 Stock Incentive Plan for directors and executives of Capitol and its subsidiaries. The Plan authorizes grants of non-qualified Stock Options.

     The Board believes that using long-term incentives under the Plan will be beneficial to Capitol as a means to promote the success and enhance the value of Capitol by linking the personal interests of its directors and executives to those of its shareholders and by providing such individuals with an incentive for outstanding performance. These incentives also provide Capitol flexibility in its ability to attract and retain the services of individuals upon whose judgement, interest and special effort the successful conduct of Capitol's operation is largely dependent. The Plan, if approved by shareholders, will have an effective date of July 1, 2000. The following summary of the Plan is qualified in its entirety by reference to the Plan, a copy of which is included at the end of this proxy statement as Appendix A.

ADMINISTRATION

     The Plan will be administered by either the Board or a committee appointed by the Board consisting of at least two non-employee directors who also qualify as "outside directors" under section 162(m) of the Internal Revenue Code of 1986, as amended. If the Board does not appoint a committee, any reference herein to the committee shall be to the Board.

     This committee will have the exclusive authority to administer the Plan, including the power to determine eligibility, size of awards, exercise price, and timing of awards and the acceleration or waiver of any vesting restriction.

ELIGIBILITY

     Persons eligible to participate in the Plan include all directors and executives of Capitol and its subsidiaries, as determined by the committee provided that Capitol's Chairman and Chief Executive Officer is not eligible to participate. As of February 24, 2000, there were approximately 242 directors and 86 executives of Capitol and its subsidiaries.

SHARES AVAILABLE

     An aggregate of 600,000 shares of Capitol's common stock will be available for grant under the Plan. If any option granted under the Plan terminates, expires, or lapses for any reason, the shares subject to purchase pursuant to such option again will be available for grant under the Plan. The maximum number of shares of stock that may be subject to one or more awards to a single participant under the Plan during any fiscal year is 60,000. On February 24, 2000, Capitol's common stock had a closing price of $12.25 as reported on the Nasdaq Stock Market SM under the symbol CBCL.

DESCRIPTION OF THE AVAILABLE AWARDS

NON-QUALIFIED STOCK OPTIONS

     Non-Qualified Stock Options (NQSO) are referred to as "non-qualified" because they do not meet the requirements of, and are not eligible for, the favorable tax treatment provided by Section 422 of the Internal Revenue Code.

     It is the intention under the Plan that the exercise price of all NQSOs shall not be less than the fair market value of Capitol's common stock on the date of grant provided, however, that the committee may, in its discretion, grant NQSOs with an exercise price of less than the fair market value on the date of grant.

PAYMENT

     The committee has discretion to determine the methods by which the exercise price of an option may be paid, the form of payment including, without limitation, cash, shares of stock, or other property, and the methods by which shares of stock shall be delivered or deemed to be delivered to participants.

FEDERAL TAX CONSEQUENCES

     No taxable income will be realized by an optionee upon the grant of an NQSO, nor is Capitol entitled to a tax deduction by reason of such grant. Upon the exercise of an NQSO, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price and Capitol will be entitled to a corresponding tax deduction.

     Upon a subsequent sale or other disposition of common stock acquired through exercise of an NQSO, the optionee will realize capital gain or loss to the extent of any intervening appreciation or depreciation. Such a resale by the optionee will have no tax consequence to Capitol.

RECENT TAX CHANGES

     Section 162(m) of the Code, adopted as part of the Revenue Reconciliation Act of 1993, generally limits to $1 million the deduction that can be claimed by any publicly-held corporation for compensation paid to any covered employee in any taxable year. Performance-based compensation is outside the scope of the $1 million limitation and, hence, generally can be deducted by a publicly-held corporation without regard to amount provided that, among other requirements, such compensation is approved by shareholders. Among the items of performance-based compensation that can be deducted without regard to amount (assuming shareholder approval and other applicable requirements are satisfied) is compensation associated with the exercise price of a stock option so long as the option has an exercise price equal to or greater than the fair market value of the underlying stock at the time of the option grant. All options granted under the Plan that are intended to qualify as performance-based compensation will have an exercise price at least equal to the fair market value of the underlying stock on the date of grant.

AMENDMENT AND TERMINATION

     The committee, subject to approval of the Board, may terminate, amend, or modify the Plan at any time provided, however, that to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, Capitol shall obtain shareholder approval of any amendment in such manner and to such degree as required.

CHANGE OF CONTROL

     In the event of a change of control of Capitol, all options and other share based awards granted under the Plan shall become immediately exercisable.

VOTE REQUIRED

     Adoption of the Plan requires approval of a majority of the outstanding shares of stock who are present, or represented, and entitled to vote thereon, at the annual meeting of shareholders.

     The Board of Directors recommends a vote FOR the proposal to approve this plan.

MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors conducts its business through meetings of the Board and its committees. During 1999, the Board of Directors held four meetings. All the directors of Capitol attended at least 75% of the meetings of the Board of Directors and committee meetings on which they served during this period, with the exception of Mr. Ferguson who attended 50% of the meetings.

     Directors who are not employees of Capitol or its subsidiaries are entitled to receive an annual directors' fee ($6,000 in 2000). Directors entitled to receive such fee may either receive the amount currently or elect to defer the amount pursuant to a deferred compensation plan. Members of Capitol's Audit Committee and Compensation Committee receive a fee of $500 for each committee meeting attended.

     Nonemployee directors of Capitol may either receive directors' fees currently or elect to defer such fees through a deferred compensation plan. Under the terms of that plan, directors' fees voluntarily deferred are remitted to a trustee (Paragon Bank & Trust, a wholly-owned subsidiary of Capitol) and such funds are invested in shares of Capitol's common stock in open market transactions. As of February 24, 2000, the plan held 172,539 shares of Capitol's common stock. The trustee has sole voting power over the shares held by the plan; accordingly, the shares held by the plan are not included in the shares attributed to each director in the table included elsewhere in this Proxy Statement. However, shares held by the plan are included in the total of all shares held by directors and officers as a group. Each director's participation in the plan is voluntary and does not affect the amount of his/her director fees.

COMMITTEES OF THE BOARD OF DIRECTORS

     Capitol's Board of Directors has several committees, including an executive committee, an audit committee and a compensation committee.

EXECUTIVE COMMITTEE

     The Executive Committee is composed of Messrs. Reid, O'Leary, Ferguson, Johns, Kasten and Miller. During 1999, the Executive Committee met five times. The Executive Committee meets for the purpose of monitoring current operating strategy and implementation of Capitol's business plan.

AUDIT COMMITTEE

     The members of the Audit Committee are Messrs. Genova and Kasten and its Chairman, Dr. Falkenberg.

     The Audit Committee reviews the results of the independent auditors' audit of Capitol's consolidated financial statements and evaluates policies, procedures and results relating to the internal audit function and recommends to the Board of Directors the selection of independent auditors. During 1999, the Audit Committee met five times.

COMPENSATION COMMITTEE

     The Compensation Committee consists of three directors, Mr. Kasten, Ms. Gaskin and its Chairman, Mr. Miller, who are not employed by Capitol and are not eligible to participate in any of Capitol's benefit plans other than Capitol's Directors' Deferred Compensation Plan.

     The Compensation Committee meets for the purpose of reviewing compensation and benefit levels for Capitol's management and making related recommendations to Capitol's Board of Directors. During 1999, three meetings of the Compensation Committee were held.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

OVERVIEW

     Capitol's executive compensation structure and policies have been established to attract, retain and motivate quality managerial talent necessary to lead Capitol while attaining its business objectives and maximizing shareholder value. Because of Capitol's evolution, it has not been necessary, in the opinion of the Compensation Committee, to utilize external compensation consultants for the purpose of determining compensation levels for executive officers and other employees of Capitol. The Compensation Committee does, however, review reports of various compensation surveys (including surveys which are specifically applicable to compensation in the banking industry). In the opinion of the Committee, Capitol's compensation levels are appropriate and competitive insofar as is consistent with the objective stated above.

     Compensation of executive officers of Capitol includes the following elements:

     1.   Salary.
     2. Incentive compensation in the form of discretionary bonuses payable in cash and common stock based on meeting certain performance criteria applicable to subsidiary and corporate-wide performance.
     3.   Discretionary awards of stock options.
     4. An Executive Supplemental Income Program offered to certain key senior officers of Capitol and its subsidiaries.
     5. Participation in other benefit plans offered to employees, including ESOP, 401(k), health insurance and other programs.

BASE SALARIES

     Total salaries for Capitol's CEO and the next four most highly compensated executive officers for 1999, 1998 and 1997 are shown on page 11. Such amounts include compensation paid by subsidiaries of Capitol, which are not wholly-owned, but have not been reduced to reflect Capitol's ownership percentage of those subsidiaries. Base salaries at Capitol (exclusive of the subsidiaries) in 1999 were $434,052, for Mr. Reid, $176,800 for Mr. Carr, $165,000, for Mr. Ballard, $109,200 for Mr. Hendrickson, and $121,522 for Mr. Powers.

     In each of the years presented, annual salary amounts for the named executive officers (including Capitol's CEO) have increased. During those periods, asset growth and corporate development activities have been significant. The growth in the number of banking subsidiaries has increased significantly. Earnings in 1999 increased, compared to 1998, due in part to asset growth and Capitol's aggressive expansion plans. Capitol's size, past performance and ongoing development, in the opinion of the Compensation Committee, do not establish a linear relationship between earnings and executive compensation.

     Amounts of annual salary and bonuses have been determined for the CEO on a discretionary basis, consistent with the factors discussed above.

     The CEO's compensation for 1999 was determined by the Compensation Committee's review of qualitative factors which included effective implementation of bank development strategies, significant asset and revenue growth, shareholder value, asset quality and core earnings performance of established bank subsidiaries. Although these factors have quantitative bases, the Committee's review and consideration of CEO compensation is primarily subjective and, hence, qualitative.

     Amounts of annual  salary and  bonuses  paid to the other  named  executive officers were determined by the Compensation Committee after reviewing recommendations made to the Committee by Capitol's CEO. Compensation amounts for the other named executive officers, including salary and bonuses, were determined subjectively, similarly to the qualitative factors described above regarding determination of CEO compensation amounts.

                                        COMPENSATION COMMITTEE
                                        Lyle W. Miller, Chairman
                                        Michael L. Kasten
                                        Kathleen A. Gaskin

STOCK PERFORMANCE GRAPH

              COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG
                 CAPITOL BANCORP LTD., NASDAQ MARKET INDEX, AND
                      SNL $1B - $5B BANK ASSET-SIZE INDEX

     Below is a graph which summarizes the cumulative return experienced by Capitol's shareholders over the last five years compared to the SNL $1B -$5B Bank Asset-Size Index, and the cumulative total return on the NASDAQ Market Value Index. (Broad Market Index). This presentation assumes that the value of the investment in Capitol's common stock and each index was $100 on December 31, 1994 and that subsequent cash dividends were reinvested. The change in index was made in 1999 based on Capitol's asset size at the beginning of the year.

                                  [LINE GRAPH]

                                                  PERIOD ENDING
                            ----------------------------------------------------------
INDEX                       12/31/94  12/31/95  12/31/96  12/31/97  12/31/98  12/31/99
-----                       --------  --------  --------  --------  --------  --------
Capitol Bancorp Ltd.         100.00    114.24    193.29    438.03    363.49    183.96
NASDAQ - Total US*           100.00    141.33    173.89    213.07    300.25    542.43
SNL $500M-$1B Bank Index     100.00    132.76    165.97    269.80    265.28    245.56
SNL $1B-$5B Bank Index       100.00    134.48    174.33    290.73    290.06    266.58

EXECUTIVE COMPENSATION

     The following table summarizes compensation paid to the CEO and the next four most highly compensated executive officers of Capitol for each of the three years in the period ended December 31, 1999:

                           SUMMARY COMPENSATION TABLE

                                                                        Long-term Compensation
                                                                      ----------------------------
                                           Annual Compensation              Awards         Payouts
                                     ------------------------------   ------------------   -------
                                                            Other
Name and                                                   Annual    Restricted   Number of
Principal                                                  Compen-     Stock      Options/  LTIP       All Other
Position/Year                        Salary      Bonus    sation(a)   Award(s)      SARs   Payouts   Compensation(b)
-------------                        ------      -----    ---------   --------      ----   -------   ---------------
Joseph D. Reid
  Chairman, President
  and CEO of Capitol
  and Chairman and
  CEO of Sun Community
  Bancorp Limited:
    1999                         $ 687,736(c)   $    -0-                               -0-    -0-    $ 31,706(d)
    1998                           518,500(c)        -0-                               -0-    -0-       5,000
    1997                           300,100           -0-                          146,836     -0-       4,750

 Robert C. Carr
  Treasurer and Executive
  Vice President of
  Capitol:
    1999                           193,627(c)    33,500                                -0-    -0-      11,064
    1998                           170,000       33,500                                -0-    -0-      16,088
    1997                           154,327       33,500                             3,600     -0-      39,745

Paul R. Ballard
  Executive Vice President
  of Capitol; President and
  CEO, Portage Commerce Bank:
    1999                           181,827(c)    30,000                                -0-    -0-       9,590
    1998                           150,000       30,000                                -0-    -0-      14,948
    1997                           133,846       30,000                             3,600     -0-      19,225

Lee W. Hendrickson
  Executive Vice President
  and Chief Financial
  Officer of Capitol and of
  Sun Community Bancorp
  Limited:
    1999                           177,854(c)    15,000                                -0-    -0-       5,767
    1998                           130,961(c)    15,000                                -0-    -0-       8,481
    1997                            47,692       15,000                             2,400     -0-       6,675

David K. Powers
   Executive Vice President:
    1999                           121,933       20,000                                -0-    -0-       8,322
    1998                           116,848       20,000                                -0-    -0-      12,596
    1997                           106,729       20,000                             2,400     -0-      23,413

----------
(a)  No amounts greater than $50,000, or 10% of stated salary amount.
(b) Amounts contributed by Capitol's ESOP and 401k programs to the extent applicable.
(c) Includes amounts paid by subsidiaries of Capitol which are not wholly-owned. Amounts of salary and other compensation, as shown, have not been reduced pro rata to reflect Capitol's ownership percentage of subsidiaries.
(d) Includes $4,658 which was contributed from the Capitol 401k program and $27,048 representing reimbursement for interest paid on a loan from Capitol.

     Capitol has an employment agreement with Joseph D. Reid under which he serves as Chairman of the Board, President and Chief Executive Officer of
Capitol. The term of the employment agreement is three years. It is automatically extended for an additional year each January 1 unless either party gives written notice to the contrary. Mr. Reid's employment agreement requires Capitol to issue Mr. Reid certain stock options in the event of any new issuance of common stock equal to 15% of the sum of the additional shares issued and the shares subject to the options. The exercise price of additional stock options is established by the Board of Directors based on the fair market price of common stock at the time of issuance of the option but not less than $6.06 per share. Each option expires seven years after its date of issuance.

     In 1999, Capitol negotiated a reduction of Mr. Reid's benefit from 15% to 10% with the resulting 5% issuable as a pool of stock options to be granted to other officers and directors of Capitol at the discretion of the Board of Directors. The option pool will terminate effective July 1, 2000 in the event that the Capitol Bancorp 2000 Stock Option Plan is approved. In exchange for the reduced benefit, Capitol agreed to a one-time exercise of previously granted stock options with an aggregate exercise price of $1.6 million funded by a note receivable of $1.9 million from Mr. Reid. The note bears interest at a fixed rate. As part of the terms of this agreement, Mr. Reid's compensation will be increased in an amount equal to the interest due on the note receivable. Under certain circumstances, such as the death of Mr. Reid, the note will be forgiven. The death benefit is covered by company-owned life insurance.

     Sun Community Bancorp Limited, a 51%-owned subsidiary of Capitol, has an employment agreement with Mr. Reid under which he serves as its Chairman and CEO. The agreement provides for an annual salary, discretionary bonuses and stock options. The term of the agreement is three years. It is automatically renewed for an additional year each January 1 unless either party gives written notice to the contrary.

     Capitol also has an agreement whereby, upon Mr. Reid's death, his estate may request Capitol to purchase, from the estate, up to $2.5 million of Capitol's common stock then held by the estate. Capitol's obligation is covered by company-owned life insurance.

     Capitol has employment agreements with Paul Ballard, Robert Carr, David Powers and Lee Hendrickson. Except for the salaries, the terms of each agreement currently in force are substantially identical. The term of each agreement is three years and is extended automatically for one year each January 1 unless either party gives written notice to the contrary. In addition to their salaries, each employee is entitled to various fringe benefits and a discretionary bonus. All employees are entitled to disability benefits under prescribed circumstances.

     Capitol and/or its subsidiaries have entered into executive supplemental income agreements with Joseph Reid, Paul Ballard, Robert Carr, David Powers and Lee Hendrickson. The agreements provide for the payment to each employee or designated beneficiary an annual benefit which is approximately equal to the annual base salary of each employee for a period of fifteen years in the event of either the employee's retirement or the death of the employee before attaining retirement age. In the event of a change in control of Capitol (as defined in the agreements) which is not approved by Capitol's Board of Directors, each employee can retire with full benefits at any time after attaining the age of 55 without approval of the Board of Directors. The benefit liabilities under the agreements are covered by funded insurance contracts by Capitol and/or its subsidiaries.

            Aggregated Options/SARs Exercised in Last Fiscal Year and
                        Fiscal Year-End Option/SAR Values

                                                                          Value of
                                                       Number of         Unexercised
                                                      Unexercised        In-the-Money
                                                     Options/SARs at    Options/SARs at
                           Shares                    Fiscal Year-End    Fiscal Year-End
                          Acquired        Value        Exercisable/       Exercisable/
Name                     on Exercise     Realized    Unexercisable(b)   Unexercisable(b)
----                     -----------     --------    ----------------   ----------------
Joseph D. Reid:
   Capitol Bancorp Ltd.     199,646    $ 635,455 (a)     273,473         $ 123,661 (c)
     Sun Community
     Bancorp Limited             -0-          -0-        275,194           549,600 (d)
Robert C. Carr                   -0-          -0-         39,600            79,030 (c)
Paul R. Ballard                  -0-          -0-         21,600            38,580 (c)
Lee W. Hendrickson:
   Capitol Bancorp Ltd.          -0-          -0-          2,400                -0-(c)
     Sun Community
     Bancorp Limited             -0-          -0-         10,500            22,500 (d)
David K. Powers                  -0-          -0-          2,400                -0-(c)

----------
(a) Based on approximate average market price per share during month of exercise less exercise price of stock options, multiplied by number of stock options exercised.
(b)  All outstanding options are currently exercisable.
(c) Capitol's common stock is traded on The Nasdaq Stock Market SM under the symbol CBCL. Value is based on December 31, 1999 closing price of $10.375 per share as reported by Nasdaq.
(d) Sun's common stock is traded on The Nasdaq Stock Market SM under the symbol SCBL. Value is based on December 31, 1999 closing price of $9.00 per share as reported by Nasdaq.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Portage Commerce Bank leases its primary banking facility from Portage Commerce Investors LLC. Messrs. Kasten and Becker are members of the limited liability leasing entity. Rent paid by Portage Commerce Bank to the leasing entity amounted to $190,000 in 1999. The lease rate represents what Capitol believes to be fair market value in this market. All leasing arrangements which involve insiders are reported to bank regulatory agencies prior to their commencement.

     Brighton Commerce Bank leases its primary banking facility from Tri-O Development. Three of Mr. O'Leary's adult children are members of the leasing entity. Rent paid by Brighton Commerce Bank to the leasing entity amounted to $227,000 in 1999. The lease rate represents what Capitol believes to be fair market value in this market. All leasing arrangements which involve insiders are reported to bank regulatory agencies prior to their commencement.

     Capitol and Capitol National Bank paid rent of $347,000 during 1999 for their principal offices at One Business & Trade Center, 200 Washington Square North, Lansing, Michigan to Business & Trade Center Limited, a Michigan limited partnership, under lease agreements with expiration dates ranging from 2000 to 2003 and portions of which are renewable for periods of 2.5 years. Joseph D. Reid and L. Douglas Johns are partners of the Partnership. The lease rate represents what Capitol believes to be fair market value in this market. All leasing arrangements which involve insiders are reported to bank regulatory agencies prior to their commencement.

     Cristin Reid English is Capitol's General Counsel and also serves as General Counsel of Sun Community Bancorp Limited, Nevada Community Bancorp Limited and Indiana Community Bancorp Limited. Ms. English is Mr. Reid's daughter. In 1999, Ms. English received salary excluding expense reimbursement totaling $55,060 from Capitol, $16,827 from Indiana Community Bancorp Limited, $59,473 from Sun Community Bancorp Limited and $8,654 from Nevada Community Bancorp Limited as officer compensation. Such amounts have not been reduced to reflect the impact of Capitol's ownership percentage of the affiliated subsidiaries.

     Capitol used the English Law Firm in 1999, of which Brian English is the President. Mr. English is the husband of Cristin Reid English and the son-in-law of Mr. Reid. The firm was paid $13,320 by Capitol, its bank subsidiaries, and Indiana Community Bancorp Limited, $48,000 by Sun Community Bancorp Limited for work relating to Y2K preparedness, and $45,245 was paid by Sun Community Bancorp Limited, Nevada Community Bancorp Limited and their banking subsidiaries.

     Capitol and some of its bank subsidiaries utilize the law firm of Lasky Fifarek & Hogan from time to time. Charles L. Lasky is president of that law firm and is Mr. Reid's brother-in-law. Amounts paid by Capitol and its subsidiaries to the law firm amounted to $152,000 in 1999. Mr. Lasky is a member of the Board of Directors of Capitol's Nevada bank subsidiaries.

     Capitol's banking subsidiaries have, in the normal course of business, made loans to certain directors and officers of Capitol and its subsidiaries, and to organizations in which certain directors and officers have an interest. As of December 31, 1999, the outstanding principal balance of such loans was $65.2 million representing 119.3% of stockholders' equity. In the opinion of management, such loans were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated parties and did not involve more than the normal risk of collectibility or present other unfavorable features. Capitol has a written policy that all loans to, and all transactions with, Capitol's officers, directors, affiliates and/or shareholders holding 10% or more of Capitol 's common stock will be made or entered into for bona fide business purposes, on terms no less favorable than could be made to, or obtained from, unaffiliated parties, and shall be approved by a majority of Capitol's directors, including a majority of the independent disinterested directors of Capitol.

     Capitol and its subsidiaries, on a consolidated basis, own approximately 20% of the outstanding common stock of Access BIDCO, Incorporated, with an aggregate carrying value of $895,000 at December 31, 1999. Access BIDCO is a business and industrial development corporation, regulated by the Michigan Financial Institutions Bureau which is the same state agency that regulates state-chartered commercial banks and other state-chartered financial institutions. As a Michigan BIDCO, Access BIDCO is a non-depository financial institution engaged in making loans and providing other financing and management assistance to Michigan businesses as permitted under the Michigan BIDCO Act.

     Joseph D. Reid, Chairman and Chief Executive Officer of Access BIDCO, Incorporated serves as a director of Access BIDCO and its majority-owned subsidiary, Onset BIDCO. In his capacity as an executive officer of Access BIDCO, Mr. Reid received cash compensation in 1999 in the form of a salary in the amount of $100,000. Mr. Reid also owns 4.5% of the outstanding common stock of Access BIDCO. In addition to the relationship between Mr. Reid and Access BIDCO, Executive Vice President and Chief Financial Officer of Capitol, Lee W. Hendrickson, serves as Vice President, Chief Financial Officer, and a director of Access BIDCO and its majority-owned subsidiary. Mr. Hendrickson received a salary from Access BIDCO for his services as an executive officer of Access BIDCO. Cristin Reid English, General Counsel of Capitol Bancorp is a director of Access BIDCO, and also a director of its majority-owned subsidiary.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     BDO Seidman, LLP served as independent auditors for Capitol for the year ended December 31, 1999. Representatives of BDO Seidman, LLP will be present at the meeting to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

OTHER MATTERS

     The Board of Directors is not aware of any business to come before the meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, including matters relating to the conduct of the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of those voting the proxies.

MISCELLANEOUS

     The cost of solicitation of proxies will be borne by Capitol. In addition to solicitations by mail, directors, officers and regular employees of Capitol may solicit proxies personally or by telephone without additional compensation.

     Capitol 's 1999 Annual Report to Stockholders is being provided herewith. Any stockholder who does not receive a copy of the annual report may obtain a copy by writing Capitol. The annual report also may be viewed by accessing Capitol's web site at http:\\www.capitolbancorp.com. The annual report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

FORM 10-K

     A copy of Capitol 's 1999 Form 10-K, without exhibits, is available to stockholders without charge upon written request to: Capitol Bancorp Ltd., One Business & Trade Center, 200 Washington Square North, Lansing, Michigan 48933,
Attention: Linda D. Pavona, Vice President.

     Form 10-K, and certain other periodic filings, are filed with the Securities and Exchange Commission. The SEC maintains an Internet web site that contains reports, proxy and information statements and other information regarding companies which file electronically (which includes Capitol). The SEC's web site address is http:\\www.sec.gov. Capitol's filings with the SEC can also be accessed through Capitol's web site, http:\\www.capitolbancorp.com.

STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in Capitol's proxy material for next year's annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at Capitol's main office at One Business & Trade Center, 200 Washington Square North, Lansing, Michigan 48933, no later than November 21, 2000. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                                        BY ORDER OF THE BOARD OF DIRECTORS,




                                        JOSEPH D. REID
                                        Chairman of the Board

Lansing, Michigan
March 24, 2000

                                   APPENDIX A

                 CAPITOL BANCORP LTD. 2000 STOCK INCENTIVE PLAN

ARTICLE 1 PURPOSE

     1.1 GENERAL. The purpose of the Capitol Bancorp Ltd. 2000 Stock Incentive Plan (the "Plan") is to promote the success, and enhance the value, of Capitol Bancorp Ltd. (the "Corporation") by linking the personal interests of the directors and executives of the Corporation or a Subsidiary to those of the Corporation's shareholders and by providing such individuals with an incentive for outstanding performance in order to generate superior returns to shareholders of the Corporation. The Plan is further intended to provide flexibility to the Corporation in its ability to motivate, attract, and retain the services of directors and executives of the Corporation or a Subsidiary upon whose judgment, interest, and special effort the successful conduct of the Corporation's operation is largely dependent.

ARTICLE 2 EFFECTIVE DATE

     2.1 EFFECTIVE DATE. The Plan is effective as of July 1, 2000 (the "Effective Date").

ARTICLE 3 DEFINITIONS AND CONSTRUCTION

     3.1 DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Sections 1.1 or 2.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

          (a) "Board" means the Board of Directors of the Corporation.

          (b) "Cause" (except as otherwise provided in an Option Agreement) means if the Committee, in its reasonable and good faith discretion, determines that the director or executive of the Corporation or a Subsidiary (i) has developed or pursued interests substantially adverse to the Corporation or a Subsidiary, (ii) materially breached any employment, engagement, or confidentiality agreement, (iii) has not devoted all or substantially all of his or her business time, effort and attention to the affairs of the Corporation or a Subsidiary (or such lesser amount as has been agreed to by the Corporation or a Subsidiary), (iv) is convicted of a felony involving moral turpitude, or (v) has engaged in activities or omissions that are detrimental to the well-being of the Corporation or a Subsidiary.

          (c) "Change of Control" means any of the following:

               (1) any merger of the Corporation in which the Corporation is not the continuing or surviving entity, or pursuant to which Stock would be converted into cash, securities or other property, other than a merger of the Corporation into an affiliate or in which the holders of the Corporation's Stock immediately prior to the merger have the same proportionate ownership of beneficial interest of common stock or other voting securities of the surviving entity immediately after the merger;

               (2) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of assets or earning power aggregating more than 50% of the assets or earning power of the Corporation and its Subsidiaries (taken as a whole), other than pursuant to a sale-leaseback, structured finance, or other form of financing transaction;

               (3) the shareholders of the Corporation shall approve any plan or proposal for liquidation or dissolution of the Corporation;

               (4) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than any current shareholder or affiliate of the Corporation or any employee benefit plan of the Corporation or any Subsidiary or any entity holding shares of capital stock of the Corporation for or pursuant to the terms of any such employee benefit plan in its role as an agent or trustee for such plan, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 50% or more of the Corporation's outstanding Stock.

          (a) "Code" means the Internal Revenue Code of 1986, as amended.

          (b) "Committee"  means the committee of the Board described in Article
4.

          (c) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

          (d) "Fair Market Value" means, as of any given date, the fair market value of Stock on a particular date determined by such methods or procedures as may be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock as of any date shall be the closing price for the Stock as reported on the NASDAQ National Market System (or on any national securities exchange on which the Stock is then listed) for that date or, if no closing price is so reported for that date, the closing price on the next preceding date for which a closing price was reported.

          (e) "Non-Employee Director" means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

          (f) "Non-Qualified Stock Option" means an Option that is not intended to be an incentive stock option defined in Code Section 422.

          (g) "Option" means a right granted to a Participant under Article 7 of the Plan to purchase Stock pursuant to a Non-Qualified Stock Option at a specified price during specified time periods.

          (h) "Option Agreement" means any written agreement, contract, or other instrument or document evidencing an Option.

          (i) "Participant" means a person who, as a director or executive of the Corporation or any Subsidiary, has been granted an Option under the Plan.

          (j) "Stock" means the common stock of the Corporation or the common stock of a Subsidiary as designated by the Committee at the date of grant or otherwise.

          (k) "Subsidiary" means any corporation of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

ARTICLE 4 ADMINISTRATION

     4.1 COMMITTEE. The Plan shall be administered by the Board or a Committee appointed by, and which serves at the discretion of, the Board. If the Board appoints a Committee, the Committee shall consist of at least two individuals, each of whom qualifies as (i) a Non-Employee Director, and (ii) an "outside director" under Code Section 162(m) and the regulations issued thereunder. Reference to the Committee shall refer to the Board if the Board does not appoint a Committee.

     4.2 ACTION BY THE COMMITTEE. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present and acts approved in writing by a majority of the Committee in lieu of a meeting shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the

Corporation or any Subsidiary, the Corporation's independent certified public accountants, or any executive compensation consultant or other professional retained by the Corporation to assist in the administration of the Plan.

     4.3 AUTHORITY OF COMMITTEE. The Committee has the exclusive power, authority, and discretion to:

          (a) Designate Participants to receive Options;

          (b) Determine the number of Options to be granted and the number of shares of Stock to which an Option will relate;

          (c) Determine the terms and conditions of any Option granted under the Plan including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Option, any schedule for vesting or lapse of forfeiture restrictions or restrictions on the exercisability of an Option, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

          (d) Amend, modify, or terminate any outstanding Option, with the Participant's consent unless the Committee has the authority to amend, modify, or terminate an Option without the Participant's consent under any other provision of the Plan;

          (e) Determine whether, to what extent, and under what circumstances an Option may be settled in, or the exercise price of an Option may be paid in, cash, Stock, or other property, or an Option may be canceled, forfeited, or surrendered;

          (f) Prescribe the form of each Option Agreement, which need not be identical for each Participant;

          (g) Decide all other matters that must be determined in connection with an Option;

          (h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan; and

          (i) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan.

     4.4 DECISIONS BINDING. The Committee's interpretation of the Plan, any Options granted under the Plan, any Option Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

ARTICLE 5 SHARES SUBJECT TO THE PLAN

     5.1 NUMBER OF SHARES. Subject to adjustment provided in Section 9.1, the aggregate number of shares of Stock reserved and available for grant under the Plan shall be 600,000.

     5.2 LAPSED OPTIONS. To the extent that an Option terminates, expires, or lapses for any reason, any shares of Stock subject to the Option will again be available for the grant of an Option under the Plan.

     5.3 STOCK DISTRIBUTED. Any Stock distributed pursuant to an Option may consist, in whole or in part, of authorized and unissued Stock, treasury stock or Stock purchased on the open market.

     5.4 LIMITATION ON NUMBER OF SHARES SUBJECT TO OPTIONS. Notwithstanding any provision in the Plan to the contrary, and subject to the adjustment in Section 9.1, the maximum number of shares of Stock with respect to one or more Options that may be granted to any one Participant during the Corporation's fiscal year shall be 10,000.

ARTICLE 6 ELIGIBILITY AND PARTICIPATION

     6.1 ELIGIBILITY.

          (a) GENERAL. Persons eligible to participate in this Plan include all directors and executives of the Corporation or a Subsidiary, as determined by the Committee, provided that the Chairman and Chief Executive Officer of the Corporation shall not be eligible to participate in the Plan.

          (b) FOREIGN PARTICIPANTS. In order to assure the viability of Options granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Section 5.1 of the Plan.

     6.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom Options shall be granted and shall determine the nature and amount of each Option. No individual shall have any right to be granted an Option under this Plan.

ARTICLE 7 STOCK OPTIONS

     7.1 GENERAL. The Committee is authorized to grant Options to Participants at any time prior to the termination of the Plan on the following terms and conditions:

          (a) EXERCISE PRICE. The exercise price per share of Stock under an Option shall be determined by the Committee and set forth in the Option Agreement. It is the intention under the Plan that the exercise price for any Option shall not be less than the Fair Market Value as of the date of grant provided, however, that the Committee may, in its discretion, grant Options (other than Options that are intended to qualify as performance-based compensation under Code Section 162(m)) with an exercise price of less than Fair Market Value on the date of grant.

          (b) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

          (c) PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock (through actual tender or by attestation), or other property (including broker-assisted "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants.

ARTICLE 8 PROVISIONS APPLICABLE TO OPTIONS

     8.1 EXCHANGE PROVISIONS. The Committee may at any time offer to exchange or buy out any previously granted Option for a payment in cash, Stock, or another Option, based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made.

     8.2 FORM OF PAYMENT FOR OPTIONS. Subject to the terms of the Plan and any applicable law or Option Agreement, payments or transfers to be made by the Corporation or a Subsidiary on the grant or exercise of an Option may be made in such forms as the Committee determines at or after the time of grant, including without limitation, cash, Stock, promissory note, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

     8.3 LIMITS ON TRANSFER. No right or interest of a Participant in any Option may be pledged, encumbered, or hypothecated to or in favor of any party other than the Corporation or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Corporation or a Subsidiary. Except as otherwise provided by the Committee, no Option shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution.

     8.4 BENEFICIARIES. Notwithstanding Section 8.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Option upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Option Agreement applicable to the Participant, except to the extent the Plan and Option Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married, a designation of a person other than the Participant's spouse as his beneficiary with respect to more than 50 percent of the Participant's interest in the Option shall not be effective without the written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto under the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

     8.5 STOCK CERTIFICATES. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with Federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on with the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.

     8.6 ACCELERATION UPON A CHANGE OF CONTROL. If a Change of Control occurs, all outstanding Options shall become fully exercisable. Upon, or in anticipation of, such an event, the Committee may cause every Option outstanding hereunder to terminate at a specific time in the future and shall give each Participant the right to exercise Options during a period of time as the Committee, in its sole and absolute discretion, shall determine.

ARTICLE 9 CHANGES IN CAPITAL STRUCTURE

     9.1 GENERAL. In the event a stock dividend is declared upon the Stock, the shares of Stock then subject to each Option (and the number of shares subject thereto) shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Stock shall be changed into or exchanged for a different number or class of shares of Stock or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, there shall be substituted for each such share of Stock then subject to each Option the number and class of shares of Stock into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Option.

ARTICLE 10 AMENDMENT, MODIFICATION, AND TERMINATION

     10.1 AMENDMENT, MODIFICATION, AND TERMINATION. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend, or modify the Plan provided, however, that to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Corporation shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

     10.2 OPTIONS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Option previously granted under the Plan, without the written consent of the Participant.

ARTICLE 11 GENERAL PROVISIONS

     11.1 NO RIGHTS TO OPTIONS. No Participant, director, employee, or other person shall have any claim to be granted any Option under the Plan, and neither the Corporation nor the Committee is obligated to treat Participants, directors, employees, and other persons uniformly.

     11.2 NO SHAREHOLDERS RIGHTS. No Option gives the Participant any of the rights of a shareholder of the Corporation unless and until shares of Stock are in fact issued to such person in connection with such Option.

     11.3 WITHHOLDING. The Corporation or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Corporation, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan.

     11.4 NO RIGHT TO EMPLOYMENT OR SERVICES. Nothing in the Plan or any Option Agreement shall interfere with or limit in any way the right of the Corporation or any Subsidiary to terminate any Participant's employment or service at any time, nor confer upon any Participant any right to continue in the employ or service of the Corporation or any Subsidiary.

     11.5 UNFUNDED STATUS OF OPTIONS. The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Option, nothing contained in the Plan or any Option Agreement shall give the Participant any rights that are greater than those of a general creditor of the Corporation or any Subsidiary.

     11.6 INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Corporation from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Corporation an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Corporation may have to indemnify them or hold them harmless.

     11.7 RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Corporation or any Subsidiary.

     11.8 EXPENSES. The expenses of administering the Plan shall be borne by the Corporation and its Subsidiaries.

     11.9 TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

     11.10 FRACTIONAL SHARES. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

     11.11 SECURITIES LAW COMPLIANCE. With respect to any person who is, on the relevant date, obligated to file reports under Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be void to the extent permitted by law and voidable as deemed advisable by the Committee.

     11.12 GOVERNMENT AND OTHER REGULATIONS. The obligation of the Corporation to make payment of Options in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Corporation shall be under no obligation to register under the Securities Act of 1933, as amended (the "1933 Act"), any of the shares of Stock paid under the Plan. If the shares paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, the Corporation may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     11.13 GOVERNING LAW. The Plan and all Option Agreements shall be construed in accordance with and governed by the laws of the State of Michigan.

                                [FRONT OF CARD]


                              CAPITOL BANCORP LTD.                         PROXY
                           One Business & Trade Center
                           200 Washington Square North
                                Lansing, MI 48933

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Joseph D. Reid and David O'Leary as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote as designated below, all the shares of Common Stock of Capitol Bancorp Ltd. held of record by the undersigned on March 10, 2000 at the Annual Meeting of Shareholders to be held on May 4, 2000, or any adjournment thereof.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1.  Election of Directors:
    [ ]  FOR all nominees listed              [ ]  WITHHOLD AUTHORITY to vote
         (except as marked to the contrary)        for all nominees listed below

    Louis G. Allen    Douglas E. Crist     Kathleen A. Gaskin    Leonard Maas
    Paul R. Ballard   James C. Epolito     H. Nicholas Genova    Lyle W. Miller
    David L. Becker   Gary A. Falkenberg   Lewis D. Johns        David O'Leary
    Robert C. Carr    Joel I. Ferguson     Michael L. Kasten     Joseph D. Reid

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

--------------------------------------------------------------------------------
2.  Proposal to approve the Capitol Bancorp 2000 Stock Incentive Plan.

    [ ]  FOR                       [ ]  AGAINST           [ ]  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                               [REVERSE OF CARD]


This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted "FOR" the Proposals.

Please sign this proxy exactly as your name appears on the books of the company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


                                                 Date                     , 2000
                                                     ---------------------
Signature
         ----------------------------------------

Signature
         ----------------------------------------
if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.


Please indicate whether you plan to attend the Annual Meeting of Stockholders:

[ ]    WILL ATTEND              NUMBER OF PERSONS
                        --------
[ ]    WILL NOT ATTEND

--------